UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010

LIBERTY PROPERTY TRUST
LIBERTY PROPERTY LIMITED PARTNERSHIP
 (Exact name of registrant as specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 648-1700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 11, 2010, the Board of Trustees (the “Board”) of Liberty Property Trust (the “Company”) appointed Stephen D. Steinour to the Board to fill the vacancy created by the resignation of Jose A. Mejia. Mr. Steinour will receive compensation for his services on the Board as a non-employee member of the Board in the same manner as other non-employee members of the Board. See the Company’s proxy statement for its annual meeting of shareholders as filed from time to time with the Securities and Exchange Commission.

Mr. Steinour has been appointed to serve on the Audit Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By: /s/ James J. Bowes
Name: James J. Bowes
Title: Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By: Liberty Property Trust, its sole
General Partner

By: /s/ James J. Bowes
Name: James J. Bowes
Title: Secretary and General Counsel

Dated: February 16, 2010